UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 26, 2009

TVIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30539	94-3175152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4800 Great America Parkway, Ste. 300
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)
(408) 327-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     As previously disclosed in the Current Report on Form 8-K filed on October 16, 2008 by Tvia, Inc. (the “Company”) with the Securities and Exchange Commission, on October 15, 2008, the Company filed a voluntary petition (the “Petition”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Code”) in the United States Bankruptcy Court for the Northern District of California, San Jose Division (the “Court”), in the proceeding titled In re: Tvia, Inc., Case No. 08-55860 (the “Bankruptcy Proceedings”).
     In connection with the Bankruptcy Proceedings, the Company is engaged in the process of marketing various of its business assets for sale to one or more third parties. In connection with this marketing process, the Company and its financial advisors expect to provide certain potential counterparties with a business information presentation describing the Company and its business (the “Presentation”).
     The Presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:
     This Current Report on Form 8-K and the Presentation filed as Exhibit 99.1 hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” and their variations are intended to identify forward-looking statements. These forward-looking statements include, without limitation, estimates, targets, projections, industry and market trends, and product information, all as set forth in the Presentation. Forward-looking statements involve known or unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, without limitation: fluctuations in Company operating results; changes in the industry in which the Company operates; changes in macroeconomic conditions; changes to the Company’s customer base; and new product or service introductions by competitors. In addition, forward-looking statements may include statements relating to the outcome of and future developments relating to the Company’s reorganization under Chapter 11 of the Code and its effect on the Company’s business and operations, including, without limitation: the ability of the Company to continue as a going concern; the Company’s ability to obtain Court approval with respect to matters in the Petition; the ability of the Company to develop, confirm and consummate a plan of reorganization or liquidation with respect to the Petition; risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the potential adverse impact of the Petition on the Company’s liquidity or results of operations; and pending litigation matters in which the Company is involved. For other factors that could cause the Company’s results to vary, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended March 31, 2006 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update publicly any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Business Information Presentation of Tvia, Inc., dated March 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tvia, Inc.
By:	/s/ Eli Porat
Eli Porat
Chief Executive Officer

Date: March 26, 2009

Exhibit Index

Exhibit
Number	Exhibit Title

99.1	Business Information Presentation of Tvia, Inc., dated March 2009